                                                                    EXHIBIT 10.1


                      CDPD VALUE ADDED RESELLER AGREEMENT

     This CDPD Value Added Reseller Agreement (this "Agreement"), dated as of May 6, 1997 is made between AT&T Wireless Data, Inc., a Delaware corporation doing business as AT&T Wireless Services, for cellular digital packet data ("CDPD") communications service (defined below) provided by AT&T Wireless Data, Inc., d/b/a AT&T Wireless Services and its Affiliates, collectively, ("AT&T"), and GoAmerica, a corporation organized under the laws of the State of Delaware, for and on behalf of its Affiliates (as defined below) and any permitted assignee (collectively, "Customer").

                                    RECITALS

     A. Customer would like to receive Service from AT&T, in connection with Customer's provision of certain value-added communications services to its End Users.

     B. AT&T wishes to provide Service to Customer based upon the value-added communications services provided by Customer to its End Users, in accordance with the terms and conditions of this Agreement.

                                   AGREEMENTS

     In consideration of the mutual promises contained in this Agreement, the Parties hereby agree as follows:

Section 1.  Definitions

1.1 Affiliate means, with respect to any entity, any other entity that directly Controls, is Controlled by or is under common Control with the first entity.

1.2 Application means the combination of the Service and Customer's value added communications services provided to its End Users. The Application is more specifically described in Exhibit A hereto.

1.3 Control (and all conjugations thereof) means, with respect to any entity, the direct or indirect possession of the power to direct the management and policies of such entity.

1.4 End User means the individuals or entities obtaining access to Service from Customer.

1.5 Number means, for each End User, the AT&T network and service identifier numbers and various other network, equipment and service numbers assigned to Customer for that End User to obtain access to Service.

1.6 Service means the cellular digital packet data (CDPD) service offered by AT&T. Cellular digital packet data service generally consists of a wireless data communications service in which data is sent through a cellular network in a connectionless packet data format in accordance with the most recent CDPD specifications, similar to the manner in which data is sent over a TCP/IP Local Area Network.

1.7 Service Area means those portions of AT&T's CDPD operating areas as identified by AT&T from time to time (the "Service Area") and as set forth in Exhibit B hereto, as amended from time to time.

Section 2.  The Service

     2.1  Provision

          2.1.1 Service is available to each of Customer's users or units within AT&Ts Service Area as long as Customer's CDPD transmitting and receiving equipment (the "Equipment") is turned on, programmed with AT&T network and service identifier numbers (collectively, the "Numbers").

          2.1.2 Service provided pursuant to this Agreement will be provided only upon the request of Customer's authorized representatives, and not by End Users, and only in connection with the Application.

          2.1.3 Customer is not authorized under this Agreement to use the Service independent of the Application or in conjunction with any other Application unless such Application is described and attached in Exhibit A hereto.

     2.2 Support Services. AT&T will provide to Customer, and not directly to End Users, network monitoring, technical assistance and trouble-shooting support of the Service through AT&T's technical assistance center (the "ATAC"). The ATAC will be staffed and available to Customer's authorized representatives twenty-four (24) hours per day, seven (7) days per week to perform these functions and to address Customer's inquiries. Customer will provide AT&T with access to contacts and dispatch information to facilitate appropriate response to Service interruptions.

     2.3. Numbers. Customer shall be issued an initial amount of Numbers as set forth in the Service Plan attached as Exhibit C hereto. Customer may order additional Numbers by completing a Service Request Form. Additional Numbers will be issued to Customer provided Customer is not in default hereof, and subject to any requirements for a security deposit. AT&T may change any of Customer's Numbers from time to time, by giving Customer written notice thereof. AT&T will use its best efforts to minimize such changes. Customer will inform its End Users of the provisions of this Section and agrees that neither it nor its End Users will acquire any proprietary right in any specific Number provided by AT&T.

     2.4  Use

          2.4.1 Customer will use the Service only for lawful business purposes and only in connection with the Application, and may resell the Service only in connection with the Application and as provided by this Agreement.

          2.4.2 AT&T authorizes Customer to provide any or all of the Service to End Users in connection with End Users' use of the Application.

          2.4.3 AT&T is obligated only to Customer, with which it is in privity of contract, and not to End Users, with whom AT&T is not in privity. End Users are not to be deemed third-party beneficiaries of this Agreement.

          2.4.4 Customer is solely responsible for all risks and expenses incurred with its actions or omissions in the provision of the Service or the provision of the Application to End Users, including but not limited to payment to AT&T for all charges for Service used by Customer or its End Users or third Parties using a Number assigned to Customer. In connection with such activities, Customer will act in all respects for its own account and will be responsible for such things as credit verification, deposits, billing, collection, bad debts and any [charges for] unauthorized use of the Service by End Users or any third Party using a Number assigned to Customer.

          2.4.5 Customer will disclose to End Users the provisions set forth in Exhibit D.

          2.4.6 Customer is responsible for all End User support regarding all aspects of End Users' use of the Service (whether arising in connection with hardware, software or Service), including but not limited to issues relating to modems, protocol stacks, software configuration and setup, usability issues, Service activation, Service coverage, billing, and any and all other aspects of technical services and customer care. This includes, but is not limited to, Customer taking the End Users' calls and using reasonable commercial efforts to remedy any Customer or End User-identified problem without AT&T's participation. Customer will report a problem to AT&T only upon reasonable verification that the problem is due to reasons other than misuse, malfunction or the failure of the Customer Equipment to meet the technical standards for compatibility with the Service, or failure of the End User to understand how to use the Service.

          2.4.7 The Service will not be used to transmit any communication where the message, or its transmission or distribution would involve any local court order or regulation or would likely be offensive to the recipient or recipients thereof.

     2.5 Continuing Right. AT&T will have the continuing right to market and sell the service and any other communications services to any third Parties, including but not limited to current, future and potential End Users of Customer.

     2.6 Procedures. Customer will comply with AT&T's procedures for obtaining Numbers and for activating Service with respect to any End User. AT&T may from time to time modify these procedures by giving Customer written notice of such modification.

     2.7 Service Area. The Service is available only within the Service Area and is subject to (a) transmission limitations caused by atmospheric, topographical or other conditions affecting transmission, (b) equipment modifications, repairs and other similar activities necessary for the proper or improved operation of the Service, and (c) equipment failures beyond AT&T`s reasonable Control. AT&T will not be responsible for any interruption or inability to use the Service that results from equipment or systems used in connection with the Service or the Application. AT&T may amend Exhibit B to add or delete any portion of the Service Area from time to time and will use good faith efforts to provide prior written notice to Customer.

     2.8 Interruptions and Field Trials. The Service may be temporarily refused, limited, interrupted or curtailed due to governmental regulations or orders, system capacity limitations or equipment maintenance, repair, modifications, upgrades or relocation. AT&T will make reasonable efforts to perform scheduled maintenance or repairs on Sundays during the hours of four (4:00) a.m. to six (6:00) a.m. AT&T will attempt to notify Customer of scheduled and unscheduled network outages that are expected to last more than two (2) hours and that may affect the Service. Customer will cooperate, at AT&T's expense, in conducting any field tests and trials that AT&T or any Service provider reasonably determines are necessary or desirable to ensure the performance and reliability of the Service.

Section 3.  Interconnection

     Customer will be required to obtain and pay for any interconnection services required to connect Customer to AT&T's CDPD network to be used by End Users. In the event that individual connectivity to End Users is required, Customer will follow AWS policies and procedures for such connections.

Section 4.  Customer Equipment

     Customer will be responsible for the acquisition, programming, installation, maintenance and repair of all equipment (other than equipment comprising portions of AT&T's CDPD network) necessary to enable Customer and its End Users to receive the Service ("Customer Equipment"). Customer will ensure that all Customer Equipment is technically and operationally compatible with the Service and meets all applicable federal and state laws, rules and regulations.

Section 5. Rates

5.1 Customer will pay AT&T for Service provided to Customer and its End Users in accordance with the Service Plan. Unless the Service Plan provides otherwise, AT&T shall not increase the rates contained in the Service Plan within **** from the effective date of this

     *****Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

Agreement. Thereafter, however, AT&T may increase the rates contained in the Service Plan from time to time on thirty days (30) written notice to Customer; provided, however, if such increase is unacceptable to Customer, Customer may terminate this Agreement by providing AT&T with written notice at least fifteen
(15) days in advance of such termination. Notwithstanding the foregoing, if AT&T rescinds its notice of rate increase within such fifteen days, this Agreement will not terminate, but will remain in full force and effect. AT&T may decrease the rates contained in the Service Plan from time to time upon written notice to Customer, effective on the date specified on such notice. To the extent AT&T arranges for Customer to receive Service from non-AT&T Service providers, Customer will pay AT&T for Service at Company's regular retail rate for such Service.

     5.2  *****

Section 6.  Invoices, Payments, Taxes and Security Deposits

     6.1 Invoices. AT&T will provide Customer written invoices on a monthly basis.

     6.2 Payment. Customer will pay each invoice within thirty (30) days following its receipt thereof. Any payment not received by the due date will accrue interest at the rate of one and one-half percent (1.5%) per month or the maximum lawful rate. Additional fees will be assessed for any check returned for insufficient funds.

     6.3. Disputed Charges. If the amount of any invoice is disputed, Customer will pay the entire amount of the invoice by the due date and will include with such payment a detailed statement sufficient to allow AT&T to ascertain the disputed amount and the reasons for the dispute. Any amount not disputed within ninety (90) days of an invoice due date may not thereafter be disputed.
Customer and AT&T will use good faith efforts to resolve any dispute within sixty (60) days of receipt of such statement.

     6.4  Taxes.    Customer will pay all applicable federal, state and local
sales, use, public utilities, gross receipts or other taxes or fees imposed on AT&T as a result of this Agreement (other than taxes imposed on the net income of AT&T). Customer will provide certificates of resale required for the states in which it will resell service, as indicated on Exhibit C. Customer will reimburse AT&T for any such taxes or fees paid by AT&T on Customer's behalf.

     6.5. Security Deposits. AT&T may from time to time require Customer to provide it with a cash deposit, irrevocable letter of credit, or other security acceptable to AT&T based upon AT&T's assessment of Customer's creditworthiness.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

Section 7.  Term and Termination

     7.1  Term.    The initial term of this Agreement will begin on the date
hereof and, unless earlier terminated in accordance with this Section 7, will continue for a ***** term. This Agreement will automatically renew for successive ***** renewal terms unless either Party, at least ***** prior to the end of the then-current term, notifies the other Party in writing of its intent to terminate this Agreement.

     7.2  Termination

          7.2.1 If either Party breaches a material term of this Agreement, and such Party fails to cure the breach within thirty (30) days following its receipt of written notice from the non-breaching Party (or ten days in the event of non-payment of any amounts due hereunder), then the non-breaching Party, in addition to any other remedies it may have at law or in equity, may terminate this Agreement upon written notice to the breaching Party.

          7.2.2 This Agreement will automatically terminate in the event of either Party's dissolution, insolvency, assignment for the benefit of creditors or filing for relief under the provisions of the bankruptcy laws or similar creditor protection laws.

          7.2.3 AT&T may terminate this Agreement immediately and without penalty upon written notice to Customer if the Federal Communications Commission or any other regulatory agency or court promulgates any rule, regulation, judgment or order that (a) prohibits or substantially impedes (in effect or Application) AT&T from fulfilling its obligations hereunder, (b) prohibits or substantially impedes non-AT&T Service providers from providing Service, or (c) adversely affects AT&T's ability to conduct business upon terms and conditions acceptable to it. AT&T will notify Customer promptly following AT&T's determination that an event permitting termination under this Section has occurred.

          7.2.4 If Customer shall at any time fail to meet the Service Plan requirements set forth in Exhibit C, Company may provide Customer with ninety
(90) days written notice either 1) that Customer is no longer eligible to receive Service under this Agreement, or 2) that Company will modify the Service Plan in accordance with Customer's actual usage. If Customer is unable, during the sixty (60) day period after Company's notice is sent, to satisfy the eligibility criteria, Company and Customer will renegotiate the Service Plan Requirements. If the parties fail to reach a mutually acceptable agreement regarding the Service Plan within the following thirty (30) day period, Company may either, immediately or upon notice to Customer, 1) modify the Service Plan, or 2) terminate this Agreement without further notice, in its sole discretion.

     7.3 Survival. Sections 8, 9, 10, 11, 12, 16 and 17 (together with all other provisions of this Agreement that may reasonably be interpreted or construed as surviving termination) will survive the termination of this Agreement.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

     7.4 Payment upon Termination. Upon termination of this Agreement for any reason, all amounts owing to AT&T hereunder will become due and payable.

Section 8.  Force Majeure

     Neither Party will be liable for any loss, damage, cost, delay or failure to perform resulting from causes beyond its reasonable Control including, but not limited to, acts of God, fires, floods, earthquakes, strikes, insurrections, riots, lightening or storms, or delays of suppliers or subcontractors for the same causes.

Section 9.  Indemnification

     9.1 MUTUAL INDEMNITY. EACH PARTY WILL DEFEND, INDEMNIFY AND HOLD THE OTHER, THE OTHER'S SUBSIDIARIES AND AFFILIATES (AND THEIR RESPECTIVE OWNERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS) AND ANY UNDERLYING CARRIER ENABLING THE PROVISION OF SERVICE HARMLESS AGAINST ANY DAMAGES, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND EXPERT WITNESS' FEES AND DISBURSEMENTS, WHETHER AT TRIAL OR ON ANY APPEAL) ARISING OUT OF OR RELATING TO ANY CLAIMS, ACTIONS OR OTHER PROCEEDINGS THAT (A) ARE BROUGHT BY OR ON BEHALF OF ANY THIRD PARTY, AND (B) RESULT FROM THE INDEMNIFYING PARTY'S BREACH, FAILURE TO PERFORM OR OTHER MISCONDUCT IN CONNECTION WITH ITS DUTIES, OR THE EXERCISE OF ITS RIGHTS UNDER THIS AGREEMENT.

     9.2 ADDITIONAL INDEMNITY. CUSTOMER FURTHER AGREES TO DEFEND, INDEMNIFY AND HOLD AT&T, ITS SUBSIDIARIES AND AFFILIATES, THEIR RESPECTIVE OWNERS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS AND ANY UNDERLYING CARRIER ENABLING THE PROVISION OF SERVICE (COLLECTIVELY, AS USED IN THIS SUBPARAGRAPH, "AT&T") HARMLESS AGAINST ANY DAMAGES, LOSSES AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' AND EXPERT WITNESS' FEES AND DISBURSEMENTS, WHETHER AT TRIAL OR ON ANY APPEAL) ARISING OUT OF OR RELATING TO ANY CLAIMS, ACTIONS OR OTHER PROCEEDINGS THAT ARE BROUGHT BY OR ON BEHALF OF END USERS; PROVIDED THAT CUSTOMER'S OBLIGATIONS TO DEFEND, INDEMNIFY AND HOLD AT&T HARMLESS WILL NOT APPLY TO THE EXTENT THE CLAIM, ACTION OR PROCEEDING RESULTS FROM AT&T'S NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 10.  No Warranties

     AT&T represents and warrant that it has all necessary rights, including but not limited to property, governmental license, patent, trademark, and other intellectual property rights to enable it to carry out its obligations under this Agreement.

Notwithstanding the foregoing, AT&T SUPPLIES A SERVICE, AND NOT GOODS. AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICE OR THE PERFORMANCE OF ANY OBLIGATIONS HEREUNDER INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ALL SUCH WARRANTIES ARE EXPRESSLY EXCLUDED. AT&T IS NOT THE MANUFACTURER OF ANY CUSTOMER EQUIPMENT AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT THERETO. AT&T PROVIDES ACCESS TO INFORMATION PROVIDED BY OTHER SOURCES, HOWEVER AT&T ACCEPTS NO LIABILITY FOR AND MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE CONTENT THEREOF.

Section 11.  Limitation of Liability

     11.1 NO CONSEQUENTIAL DAMAGES. NEITHER PARTY WILL BE LIABLE TO THE OTHER (OR ITS END USERS, CUSTOMERS OR ANY THIRD PARTY) FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF SUCH PARTY'S FAILURE TO PERFORM UNDER THIS AGREEMENT. NOTHING IN THIS SECTION 11. 1 WILL LIMIT A PARTY'S OBLIGATION TO FULLY INDEMNIFY THE OTHER UNDER SECTION 9 FOR ACTIONS BROUGHT BY THE INDEMNIFYING PARTY'S CUSTOMERS, END USERS OR BY ANY THIRD-PARTY, EVEN IF SUCH ACTIONS INCLUDE CLAIMS FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

     11.2  LIMITATION OF ACTIONS.  EXCEPT FOR ACTIONS ARISING IN CONNECTION WITH
SECTION 9, NEITHER PARTY MAY BRING AN A LEGAL ACTION WITH RESPECT TO THIS AGREEMENT MORE THAN TWENTY-FOUR (24) MONTHS AFTER THE CAUSE OF ACTION ACCRUES.

     11.3 LIABILITY CAP. EXCEPT FOR LIABILITIES ARISING UNDER SECTION 9, THE AGGREGATE LIABILITY OF AT&T TO CUSTOMER FOR CLAIMS RELATING TO THIS AGREEMENT, WHETHER FOR BREACH OR IN TORT, WILL NOT EXCEED THE AMOUNT PAID BY CUSTOMER TO AT&T IN THE TWO MONTH PERIOD PROCEEDING THE DATE THE CLAIM AROSE.

     11.4 PARTY. FOR THE PURPOSES OF THIS SECTION 11, "PARTY" MEANS THE PARTY, ITS SUBSIDIARIES AND AFFILIATES AND THEIR RESPECTIVE OWNERS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUBCONTRACTORS AND SUPPLIERS.

     11.5 SECURITY. ALTHOUGH THE SERVICE USES AN ENCRYPTED TECHNOLOGY, AND THE LAW GENERALLY PROHIBITS THIRD PARTIES FROM MONITORING CELLULAR TRANSMISSIONS, AT&T CANNOT GUARANTY THE SECURITY OF DATA TRANSMISSIONS. AT&T SHALL NOT BE LIABLE FOR ANY LACK OF SECURITY RELATING IN ANY WAY TO USE OF THE SERVICE OR CUSTOMER'S OR ITS END USERS DATA TRANSMISSIONS.

Section 12.  Confidentiality

     12.1 Confidential Information. As used in this Agreement, "Confidential Information" means any information of either AT&T or Customer that is not generally known to the public, whether of a technical, business or other nature (including, but not necessarily limited to, trade secrets, know-how and information relating to the technology, customers, business plans, promotional and marketing activities, finances and other business affairs of such Party). AT&T's Confidential Information includes, among other things, the rates, terms and conditions relating to AT&T's provision of Service to Customer.

     12.2 Use and Disclosure. In the performance of or otherwise in connection with this Agreement, any Party (the "Receiving Party") may receive certain Confidential Information of the other Party (the "Disclosing Party"). The Receiving Party, except as expressly provided in this Agreement, will not disclose such Confidential Information to anyone without the Disclosing Party's prior written consent. The Receiving Party will not use, or permit others to use, Confidential Information for any purpose other than the purpose for which it was disclosed. The Receiving Party will take all reasonable measures to avoid disclosure, dissemination or unauthorized use of Confidential Information, including, at a minimum, those measures it takes to protect its own confidential information of a similar nature.

     12.3 Exceptions. The provisions of Section 12.2 will not apply to any information that (a) is or becomes publicly available without breach of this Agreement, (b) can be shown by documentation to have been known to the Receiving Party at the time of its receipt from the Disclosing Party, (c) is rightfully received from a third Party who did not acquire or disclose such information by a wrongful or tortious act, or (d) can be shown by documentation to have been independently developed by the Receiving Party without reference to any Confidential Information.

     12.4 Disclosure to Governmental Entities. If the Receiving Party becomes legally obligated to disclose Confidential Information to any governmental entity with jurisdiction over it, the Receiving Party will give the Disclosing Party prompt written notice sufficient to allow the Disclosing Party to seek a protective order or other appropriate remedy. The Receiving Party will disclose only such information as is required by the governmental entity and will use its reasonable best efforts to obtain confidential treatment for any Confidential Information that is so disclosed.

     12.5 Ownership; Return. All Confidential Information will remain the exclusive property of the Disclosing Party, and the Receiving Party will have no rights, by license or otherwise, to use the Confidential Information except as expressly provided herein. The Receiving Party promptly will return or destroy all tangible material embodying Confidential Information (in any form and including, without limitation, all summaries, copies and excerpts of Confidential Information) upon the earlier of (a) the completion or termination of the dealings between the Disclosing Party and the Receiving Party, and (b) the Disclosing Party's written request.

Section 13.  Notices

     All notices and other communications relating to this Agreement will be made in writing and will be deemed to have been duly delivered, effective upon receipt, if sent to the address set forth below each Party's signature.

Section 14.  Assignment

     Except as provided in this Section 14, neither Party may assign or transfer this Agreement, or its rights or obligations hereunder, without the prior written consent of the other Party. Either Party may assign this Agreement, without the other's consent, to (a) any Affiliate of the assignor, or (b) any person or entity that acquires the assignor or substantially all of the assignor's business through any merger, consolidation or stock or asset purchase; provided that the assignee agrees in writing to be bound by the provisions of this Agreement. In addition, AT&T may assign certain of its rights and obligations under this Agreement without Customer's consent.

Section 15.  No Agency

     AT&T and Customer are independent contracting Parties. This Agreement does not create any partnership, joint venture or agency relationship between the Parties.

Section 16.  Marks

     Customer recognizes the right, title and interest of AT&T, the CDPD Systems and their respective Affiliates in and to all service marks, trademarks and trade names used by any of them in connection with the Service (the "Marks"). Customer will not gain any rights to the Marks by virtue of this Agreement and will not use any Marks without Company's prior written consent.

Section 17.  General

     17.1 State law/venue. This Agreement will be governed by the laws of the State of Washington, without reference to its choice of law rules.

     17.2 Attorneys' fees. In the event an action is commenced by either Party to enforce the terms of this Agreement, the substantially prevailing Party in such action shall be entitled to its reasonable costs and attorneys' and expert witness' fees incurred therein and on any appeal thereof.

     17.3 Entire agreement. This Agreement, together with its attached Exhibits, sets forth the entire agreement between the Parties concerning the subject matter hereof. Any amendment or modification to this Agreement will be effective only if made in writing and signed by both Parties. Provided, however, this Agreement shall be deemed automatically amended to the extent inconsistent with any federal, state or local law, regulation, court order or tariff required to be filed by AT&T.

     17.4 Waiver. The waiver of any provision or default of this Agreement will not constitute a waiver of any other provision or default. If any provision of this Agreement is deemed to be unenforceable, the remaining provisions will remain in full force and effect.

     17.5 Compliance with laws. AT&T and Customer shall at all times comply in all material respects with all laws, rules and regulations applicable to the performance of this Agreement.

The Parties have executed this Agreement on the date first above written.
GoAmerica                           AT&T Wireless Data, Inc.



By: /s/ Joseph Korb                   By: /s/ Anne Gant
   ------------------------------        ---------------------------
Title: Executive Vice President       Title: V.P Marketing
      ---------------------------           ------------------------

Address: 401 Hackensack Ave,          Address:  10230 N.E. Points Drive
        -------------------------
         Hackensack N.J. 07601                  Kirkland, Washington 98033
        -------------------------               Attn:
        -------------------------               (With copy to General Counsel)
      Attn: Joseph Korb

                                   EXHIBIT A

                                  Application



GoAmerica is engaged in the business of providing wireless communication services to end users for access to the World Wide Web and Intranets as well as certain other services such as messaging and custom information services (the "GoAmerica Service").

                                   EXHIBIT B

                                  Service Area

Customer is authorized to provide the Service in the following MSAs:

Arizona:        Phoenix*, Tucson*
-------
California:     Fresno, Sacramento, San Diego*, San Francisco*, San Jose*,
-----------     Bakersfield*
Colorado:       Denver
--------
Connecticut:    Bridgeport*, Hartford*, New Haven*, New London/Norwich*
-----------
Delaware:       Wilmington*, Dover*
--------
Florida:        Orlando, Tampa/St. Petersburg, West Palm Beach/Boca Raton
-------         Miami/Ft. Lauderdale, Lakeland/Winter Haven*
Illinois:       Chicago*
--------
Indiana:        Gary*, Indianapolis*
--------
Kentucky:       Louisville*
---------
Maryland:       Baltimore*, Frederick*
---------
Massachusetts:  Boston*, Worcester*
-------------
Michigan:       Detroit*
---------
Minnesota:      Minneapolis/St. Paul
---------
Missouri:       St. Louis*
--------
Nevada:         Las Vegas, Reno
-------
New Hampshire:  Manchester*
--------------
New Jersey:     Atlantic City*, Trenton*, Long Branch*, New Brunswick*,
-----------     Ocean   City*, Vineland
New Mexico:     Albuquerque*, Las Cruces*
-----------
New York:       New York
---------
North Carolina: Charlotte*, Raleigh*
---------------
Ohio:           Cincinnati*, Columbus*, Dayton*, Cleveland*, Akron*, Canton*
-----
Oklahoma:       Oklahoma City, Tulsa
---------
Oregon:         Portland
------
Pennsylvania:   Pittsburgh, Allentown*, Philadelphia*
------------
South Carolina: Columbia, Greenville*
---------------
Tennessee:      Memphis*, Nashville*
---------

Texas:          Austin, Dallas/Ft. Worth, San Antonio, El Paso*, Houston*,
------          Galveston*
Utah:           Salt Lake City
-----
Virginia:       Newport News*, Richmond*, Norfolk*
---------
Washington:     Seattle/Everett, Tacoma
-----------
Washington D.C.*
----------------

*  These markets are available for Service through an intercarrier arrangement.

                                   EXHIBIT C

                                  Service Plan

Certificates of Resale provided for the following states:   New Jersey
---------------------------------------------------------

Interconnection:  Interconnection between the parties' networks will be
---------------
implemented *****.

Access Fees*:    $***** per month per activated Number. $***** per month per
-------------
assigned, but not activated, Number. On an optional basis, Reseller may request a block of network addresses prior to activation. AT&T will hold such addresses in a pool until Reseller requests activation. During any month in which such held Number is activated, only the $***** (or as discounted below) Access Fee plus any applicable usage will be charged.

*Access Fee Discount:
---------------------

*As Customer's number of active Numbers, increases, the monthly access fee will be reduced according to the following schedule:

           Active Numbers      Access Fee

               *****      $*****
               *****      $*****
               *****      $*****
               *****      $*****

Assignment Fee:  A one time fee of $***** will be charged for every new Number.
---------------
This reflects Company's costs of providing personnel, systems, and completing paperwork necessary to reserve Numbers to Reseller and to activate them.

Usage Charges**:  $***** per kilobyte***
----------------

*** Any applicable discount for usage for any given month shall be credited on the following month's bill.

**Usage Volume Discount:
------------------------

As Customer's average kilobyte usage per user increases, the price per kilobyte will be reduced according to the following schedule. The first month of usage for a newly activated user is not included in the calculation***:

*****Confidential portion omitted and filed separately with the Securities and Exchange Commission.

  Average Monthly Kilobyte Usage Per Number     Price per Kilobyte****
               *****                            $*****
               *****                            $*****
               *****                            $*****
               *****                            $*****
               *****                            $*****
               *****                            $*****
               *****                            $*****

**** Note that usage in non-AT&T markets is not subject to the discount schedule and will be charged at the rate of $***** per kilobyte, without exception.

Cancellation Fee:  ***** will be assessed upon deactivation or deassignment of
-----------------
Numbers.

Billing Guidelines for Calls.
-----------------------------

          1.  General.  AT&T will bill Customer on a monthly basis for Service
              --------
furnished under this Agreement, including regular monthly Service charges and usage charges for all data transmissions processed through the Number. Usage charges include charges on a per kilobyte basis for transmissions that are sent or received by Equipment programmed with a Number assigned to Customer. Usage charges may also include charges for additional services offered by AT&T which Customer may subscribe to at rates determined by AT&T from time to time.

          2.  Access Charges.  Access charges are billed monthly in arrears.
              ---------------
Usage charges are billed monthly in arrears. If AT&T agrees to provide Service features to Customer, Company reserves the right to charge a reasonable fee for adding or deleting Service features.

          3.  Measurement.  The measurement of a transmission is in kilobytes.
              ------------

          4.  Loss of Registration.  Registration may be "lost" (i.e.,
              ---------------------
involuntarily disconnected) for a variety of reasons, including atmospheric conditions, topography, weak batteries, system overcapacity, movement outside a service area, and gaps in coverage within a service area. Loss of registration may result in retransmissions and additional usage charges.

Minimum Number Requirements:
----------------------------

         Customer shall maintain, within ***** of the date of this Agreement, a minimum of ***** active Numbers.

*****Confidential portion omitted and filed separately with the Securities and Exchange Commission.

Failure to Meet Minimum Number Requirements.  In the event Customer fails to
--------------------------------------------
achieve the minimum Number requirements set forth in this Exhibit C for any given *****, Customer shall pay to AT&T in addition to all other amounts due the difference between Customer's actual Numbers and the required minimum Numbers times the minimum monthly usage set forth in Exhibit C for each ***** in which Customer fails to achieve such minimum. Continued failure to meet Minimum Number Requirements shall give rise to AT&T's right to terminate under section 7.2.4

Promotional Tools: AT&T will provide Customer with up to ***** Numbers, at *****
------------------
*****, with ***** usage in AT&T markets, and up to ***** Numbers at a rate of *****, with ***** ***** in AT&T markets. Usage outside of AT&T markets and all taxes on usage relating to such Numbers will remain the responsibility of Customer.



***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT D

                              End User Disclosures

1.  [END USER] HAS NO PROPERTY RIGHT IN ANY NUMBER ASSIGNED TO IT.

2.  [END USER] UNDERSTANDS THAT [CUSTOMER] IS AN AUTHORIZED
RESELLER OF AT&T WIRELESS PACKET DATA SERVICE.

3. [END USER] UNDERSTANDS AND AGREES THAT IT HAS NO CONTRACTUAL RELATIONSHIP WHATSOEVER WITH AT&T WIRELESS SERVICES AND THAT [END USER] IS NOT A THIRD PARTY BENEFICIARY OF ANY AGREEMENT BETWEEN [CUSTOMER] AND AT&T WIRELESS SERVICES.

4. [END USER] UNDERSTANDS AND AGREES THAT AT&T WIRELESS SERVICES WILL HAVE NO LEGAL, EQUITABLE OR OTHER LIABILITY OF ANY KIND TO [END USER]. IN ANY EVENT, AT&T WIRELESS SERVICES' TOTAL LIABILITY ARISING IN CONNECTION WITH THIS AGREEMENT (REGARDLESS OF THE FORM OF THE ACTION) FOR ANY CAUSE WHATSOEVER (INCLUDING BUT NOT LIMITED TO ANY FAILURE OR DISRUPTION OF THE CDPD SERVICE PROVIDED HEREUNDER) IS LIMITED TO PAYMENT OF DAMAGES IN AN AMOUNT EQUAL TO THE PROPORTIONATE FIXED MONTHLY CHARGE PAYABLE FOR SERVICES PROVIDED TO [END USER] UNDER THIS AGREEMENT FOR THE PERIOD OF SERVICE DURING WHICH SUCH DAMAGES OCCUR.

5. UNLESS CAUSED BY THE NEGLIGENCE OF [CUSTOMER] OR AT&T WIRELESS SERVICES, [END USER] WILL INDEMNIFY AND HOLD AT&T WIRELESS SERVICES (AND ITS AFFILIATED COMPANIES AND ANY OF THEIR OFFICERS, EMPLOYEES AND AGENTS) HARMLESS AGAINST ALL CLAIMS (INCLUDING, WITHOUT LIMITATION, CLAIMS FOR LIBEL, SLANDER, COPYRIGHT OR PATENT INFRINGEMENT OR ANY PERSONAL INJURY OR DEATH) ARISING DIRECTLY OR INDIRECTLY FROM [END USER'S] USE, FAILURE TO USE, OR INABILITY TO USE THE NUMBERS ASSIGNED TO IT OR THE CDPD SERVICE. THIS INDEMNITY WILL SURVIVE THE TERMINATION OF THIS AGREEMENT.

6. ALTHOUGH CDPD SERVICE USES AN ENCRYPTED TECHNOLOGY, AND THE LAWS GENERALLY PROHIBIT THIRD PARTIES FROM MONITORING CELLULAR TRANSMISSIONS, AT&T WIRELESS SERVICES CANNOT GUARANTY THE SECURITY OF DATA TRANSMISSIONS. NEITHER AT&T WIRELESS SERVICES NOR ANY

UNDERLYING CARRIER SHALL BE LIABLE FOR ANY LACK OF SECURITY RELATING IN ANY WAY TO USE OF THE SERVICE OR [END USER'S] DATA TRANSMISSIONS.

7. [END USER] WILL NOT USE THE SERVICE TO TRANSMIT ANY COMMUNICATION WHERE THE MESSAGE, OMITS TRANSMISSION OR DISTRIBUTION WOULD VIOLATE ANY LAW, COURT ORDER OR REGULATION, OR WOULD LIKELY BE OFFENSIVE TO THE RECIPIENT OR RECIPIENTS THEREOF.

8.  [END USER] USES THE THE CONTENT ACCESSED BY THE CDPD SERVICE AT ITS OWN
RISK.

July 28, 1998

Joe Korb
Executive Vice President and Director
Go America
401 Hackensack Avenue
Hackensack, NJ 07601

I want to take this opportunity to inform you of some positive changes and additions we have made with our VAR Rate Plans. We have lowered our Standard VAR Rate (SVR) plan to be more competitive with other network providers offerings as well as to be consistent with our own retail pricing. We have also added ***** plans, which hopefully will allow you to be more creative with your pricing as well as drive higher margins.

To summarize the changes in the ***** plan, we have implemented the following:

     *****

The additional rate plans that you can now take advantage of are as follows:

     *****

The details around each of the existing and new rate plans follows.

                         I. *****

Monthly Access Fee:   *****
-------------------
Volume Discounts: As the volume of GO AMERICA's Numbers increases across all rate plans, GO AMERICA will receive the following discounts. These discount levels are the same and have not changed.

------------------------------------------------------------------------
------------------------------------------------------------------------
                 *****                                 *****
------------------------------------------------------------------------
                 *****                                 *****
------------------------------------------------------------------------
                 *****                                 *****
------------------------------------------------------------------------
                 *****                                 *****
------------------------------------------------------------------------


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

Usage Charges:
--------------

In AT&T Markets:        $***** per kilobyte*
In non-AT&T Markets:    $***** per kilobyte

*Usage in AT&T markets during off-peak hours (weekends and from 7 p.m. to 7 a.m., Monday through Friday) qualify for a ***** discount.

                             II. *****



                        III. *****



Volume Discounts:  As the volume of GO AMERICA's Numbers increases across all
----------------
rate plans, GO AMERICA will receive the following discounts. *****

* Volume discounts only apply to monthly access fees and not on usage fees.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

                               IV. *****


Volume Discounts:  As the volume of GO AMERICA's Numbers increases across all
----------------
rate plans, GO AMERICA will receive the following discounts. *****


                         V.  *****


Volume Discounts: As the volume of GO AMERICA'S Numbers increases, GO AMERICA will receive the following discounts. *****

* Volume discounts only apply to monthly access fees and not on usage fees.


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.

The following items still apply for all VAR rate plans, including the new ones described above.

Reservation Fee:  GO AMERICA may request a block of network addresses be
---------------
reserved to it prior to activation. AT&T will hold such addresses in a pool until GO AMERICA requests activation. GO AMERICA will be charged $*****, but not activated, Number. During any month in which a reserved Number is activated, GO AMERICA will be charged only the applicable Access Fee plus any applicable usage, and will not be charged a Reservation Fee.

Assignment Fee:  A onetime fee of ***** will be charged for every new Number at
--------------
the earlier of the time of reservation or activation.

Cancellation Fee:  No cancellation fee will be assessed upon deactivation or
----------------
deassignment of Numbers.

The new rate plans will be available starting August 1, 1998. If you plan to make changes based on these changes and addition, please have to us list of IPs that need to be changed with the requested rate plans by each.

You will also receive soon an updated Exhibit C to your VAR Agreement. If you have no changes, please sign and return this to my attention.

As always, if you have any issues or concerns please give me a call.

John Russell
National VAR Account Manager
AT&T Wireless, Wireless Data Division


***** Confidential Portion omitted and filed separately with the Securities and Exchange Commission.